UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 14, 2014

LANDAUER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9788	06-1218089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Science Road, Glenwood, Illinois	60425
(Address of Principal Executive Offices)	(Zip Code)

(708) 755-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Apointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2014, the Board of Directors of Landauer, Inc. (the “Company”) appointed Daniel J. Fujii as a Vice President of the Company effective April 1, 2014.  Additionally, the Board of Directors appointed Mr. Fujii as Vice President, Corporate Controller and Chief Accounting Officer, effective immediately following the filing of the Company’s second quarter fiscal 2014 Quarterly Report on Form 10-Q.  A press release announcing Mr. Fujii joining the Company as Vice President, Corporate Controller and Chief Accounting Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Prior to this appointment, Mr. Fujii, age 39, served as corporate controller of Actient Pharmaceuticals, LLC, a private specialty pharmaceuticals company that was recently acquired by Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL).  Prior to that time, he was director of finance and controller for Nanosphere, Inc. (NASDAQ: NSPH), a manufacturer of medical diagnostic equipment.  Mr. Fujii’s experience includes financial leadership positions at several other publicly held organizations, including Richardson Electronics, Ltd. (NASDAQ: RELL), a provider of engineered solutions and distributor of electronic components to the electron device marketplace, and he began his career at PricewaterhouseCoopers LLP.  He is a certified public accountant and earned a bachelor’s degree in accounting from the University of Illinois.

There are no arrangements or understandings between Mr. Fujii and any other persons pursuant to which he was selected as Vice President, Corporate Controller and Chief Accounting Officer.  There are also no family relationships between Mr. Fujii and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Fujii does not have a written employment agreement. He receives an annual base salary commensurate with his duties, and Mr. Fujii will participate in various executive compensation plans previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 9, 2014.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits.

6
EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated March 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

March 18, 2014	By:	/s/ Michael K. Burke
Michael K. Burke
Senior Vice President and Chief Financial Officer (Principal Financial Officer)